UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  February 7, 2012
_________________________

ILLINOIS TOOL WORKS INC.
(Exact name of registrant as specified in its charter)

Delaware	1-4797	36-1258310
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

3600 West Lake Avenue, Glenview, IL		60026-1215
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: 847-724-7500

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events.

Amended forms of grant for stock options, restricted stock units, or RSUs, performance restricted stock units, or PRSUs, and the Company-wide Growth Plan, or CGP, are included as exhibits to this report.

Item 9.01                      Financial Statements and Exhibits

(d)	Exhibits

	Exhibit Number	Exhibit Description
	99.1	Terms of Option Grant Pursuant to the Illinois Tool Works Inc. 2011 Long-Term Incentive Plan

	99.2	Terms of Restricted Stock Unit Grant Pursuant to the Illinois Tool Works Inc. 2011 Long-Term Incentive Plan

	99.3	Terms of Performance Restricted Stock Unit Grant Pursuant to the Illinois Tool Works Inc. 2011 Long-Term Incentive Plan

	99.4	Terms of Company-wide Growth Plan Grant Pursuant to the Illinois Tool Works Inc. 2011 Long-Term Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ILLINOIS TOOL WORKS INC.

Dated: February 7, 2012	By: /s/ Maria C. Green
Maria C. Green
Vice President, General Counsel & Secretary